    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 2003


                                        REGISTRATION STATEMENT NO. 333-108200

                                                                   333-108200-01

                                                                   333-108200-02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         PRE-EFFECTIVE AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                             ---------------------
                   REINSURANCE GROUP OF AMERICA, INCORPORATED
                             RGA CAPITAL TRUST III
                              RGA CAPITAL TRUST IV
     (Exact name of registrants as specified in their respective charters)

                       MISSOURI                                              46-1627032
                       DELAWARE                                              41-6521118
                       DELAWARE                                              41-6521120
   (State or other jurisdiction of incorporation or              (IRS Employer Identification No.)
                    organization)

                         1370 TIMBERLAKE MANOR PARKWAY
                       CHESTERFIELD, MISSOURI 63017-6039
                                 (636) 736-7000
    (Address, including zip code, and telephone number, including area code of registrants' principal executive offices)
                             ---------------------

                     JACK B. LAY                                             COPIES TO:
 Executive Vice President and Chief Financial Officer                  R. RANDALL WANG, ESQ.
      Reinsurance Group of America, Incorporated                        JAMES R. LEVEY, ESQ.
            1370 Timberlake Manor Parkway                            GREGORY A. BILLHARTZ, ESQ.
          Chesterfield, Missouri 63017-6039                                Bryan Cave LLP
                     314-736-7000                               One Metropolitan Square, Suite 3600
  (Name, address, including zip code, and telephone                  St. Louis, Missouri 63102
  number, including area code, of agent for service)                        314-259-2000
                                                                          Fax 314-259-6580

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Pre-Effective Amendment No. 2 is being filed solely to file a revised
Exhibit 5.2. The remaining portions of this registration statement, including the prospectus, are not being amended.


                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions:

SEC Registration Fee........................................  $ 64,720
Accounting Fees and Expenses................................  $ 75,000
Legal Fees and Expenses.....................................  $250,000
Printing and Engraving Expenses.............................  $150,000
Trustee Fees................................................  $ 15,000
Miscellaneous...............................................  $ 95,280
                                                              --------
          Total.............................................  $650,000
                                                              ========

ITEM 15.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

     Section 351.355(1) of the Revised Statutes of Missouri provides that a corporation may indemnify a director, officer, employee or agent of the corporation in any action, suit or proceeding other than an action by or in the right of the corporation, against expenses (including attorney's fees), judgments, fines and settlement amounts actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his contact was unlawful. Section 351.355(2) provides that the corporation may indemnify any such person in any action or suit by or in the right of the corporation against expenses (including attorneys' fees) and settlement amounts actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that he may not be indemnified in respect of any matter in which he has been adjudged liable for negligence or misconduct in the performance of his duty to the corporation, unless authorized by the court.
Section 351.355(3) provides that a corporation may indemnify any such person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the action, suit or proceeding if he has been successful in defense of such action, suit or proceeding and if such action, suit or proceeding is one for which the corporation may indemnify him under Section 351.355(1) or (2). Section 351.355(7) provides that a corporation shall have the power to give any further indemnity to any such person, in addition to the indemnity otherwise authorized under Section 351.355, provided such further indemnity is either (i) authorized, directed or provided for in the articles of incorporation of the corporation or any duly adopted amendment thereof or (ii) is authorized, directed or provided for in any by-law or agreement of the corporation which has been adopted by a vote of the stockholders of the corporation, provided that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     The Second Restated Articles of Incorporation of RGA filed as Exhibit 3.1 to this Registration Statement contain provisions indemnifying its directors, officers, employees and agents to the extent authorized specifically by Sections 351.355(1), (2) (3) and (7). RGA has entered into indemnification contracts with the officers and directors of RGA. The contracts provide that RGA under certain circumstances may self-insure against directors' and officers' liabilities now insured under the policy of insurance referred to below and will provide indemnity to the fullest extent permitted by law against all expenses (including attorneys' fees), judgments, fines and settlement amounts, paid or incurred in any action or proceeding, including any act on behalf of RGA, on account of their service as a director or officer of RGA, any subsidiary of RGA or any other company or enterprise when they are serving in such capacities at the request of RGA, excepting only cases where the conduct of such person is adjudged to be knowingly fraudulent, deliberately dishonest or willful misconduct.

     Directors or officers of RGA who are directors or officers of MetLife or its affiliates may also be entitled to indemnification pursuant to the charter documents of such companies or under the provisions of agreements with such companies providing indemnification to them since they serve as directors or officers of RGA at the request of MetLife or its affiliates, as the case may be. Such individuals may also be covered by directors' and officers' liability insurance policies of MetLife or its affiliates, as the case may be.

     The forms of Underwriting Agreement to be filed as Exhibits 1.1 to 1.6 to this Registration Statement will provide for the mutual indemnification of RGA and any Underwriters, their respective controlling persons, directors and certain of their officers, against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     Metropolitan Life Insurance Company, an affiliate of MetLife, Inc. maintains a policy of insurance under which the directors and officers of RGA are insured, subject to the limits of the policy, against certain losses, as defined in the policy, arising from claims made against such directors and officers by reason of any wrongful acts, as defined in the policy, in their respective capacities as directors or officers.

     Under the amended and restated trust agreement of each trust, RGA will agree to indemnify each of the administrative trustee of such trust (or any predecessor trustee for such trust), and to hold harmless such administrative trustee against any loss, damage, claims, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of such trust agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under such trust agreement.

ITEM 16.  EXHIBITS

     (a) Exhibits

   1.1    Form of Underwriting Agreement (Debt).*
   1.2    Form of Underwriting Agreement (Equity or Depositary
          Shares).*
   1.3    Form of Underwriting Agreement (Preferred Securities).*
   1.4    Form of Underwriting Agreement (Purchase Contracts).*
   1.5    Form of Underwriting Agreement (Units).*
   1.6    Form of Underwriting Agreement (Warrants).*
   3.1    Second Restated Articles of Incorporation of RGA
          (incorporated by reference to Exhibit 3.1 to Post-Effective
          Amendment No. 2 to the Registration Statements on Form S-3/A
          (File Nos. 333-55304, 333-55304-01 and 333-55304-02), filed on September 6, 2001).
   3.2 ByLaws, as amended (incorporated by reference to the registrant's quarterly report on Form 10-Q for the quarter ended September 30, 2000 (File No. 1-11848)), at the corresponding exhibit.
   4.1 Senior Indenture, dated as of December 19, 2001, between RGA and The Bank of New York, as Trustee.***
   4.2    Form of Subordinated Indenture.***
   4.3    Junior Subordinated Indenture, dated as of December 18,
          2001, between RGA and The Bank of New York, as Trustee.***
   4.4 Form of Purchase Contract Agreement and Units (including form of related security certificate).*

   4.5    Form of Pledge Agreement for Purchase Contract and Units.*
   4.6    Certificate of Trust of RGA Capital Trust III.***
   4.7    Trust Agreement of RGA Capital Trust III.***
   4.8    Certificate of Trust of RGA Capital Trust IV.***
   4.9    Trust Agreement of RGA Capital Trust IV.***
   4.10   Form of Amended and Restated Trust Agreement of RGA Capital
          Trust III (including the form of preferred securities).*
   4.11   Form of Amended and Restated Trust Agreement of RGA Capital
          Trust IV (including the form of preferred securities).*
   4.12   Form of Preferred Securities Guarantee Agreement
          (incorporated by reference to Exhibit 4.15 to the Registrant's registration statement on Form S-3 (No.
          333-55304), filed with the SEC on February 9, 2001).
   4.13   Form of Senior Debt Security.*
   4.14   Form of Subordinated Debt Security.*
   4.15   Form of Junior Senior Debt Security.*
   4.16 Form of Preferred Stock -- Any amendment to RGA's Articles of Incorporation authorizing the creation of any series of Preferred Stock or Depositary Shares representing such shares of Preferred Stock setting forth the rights, preferences and designations thereof will be filed as an exhibit subsequently included or incorporated by reference herein.
   4.17 Form of Deposit Agreement for Depositary Shares (including form of depositary receipt).*
   4.18 Form of Warrant Agreement of RGA (including form of warrant certificate).*
   4.19 Form of Unit Agreement of RGA (including form of unit certificate)*
   5.1    Opinion of James E. Sherman, Esq.***
   5.2    Opinion of Richards, Layton & Finger, P.A.
   5.3    Opinion of Bryan Cave LLP.***
  12.1    Computation of Ratios of Earnings to Fixed Charges and
          Ratios of Earnings to Combined Fixed Charges and Preference
          Dividends.***
  23.1    Consent of Deloitte and Touche LLP.***
  23.2    Consent of James E. Sherman, Esq. (contained in Exhibit
          5.1).***
  23.3    Consent of Richards, Layton & Finger, P.A. (contained in
          Exhibit 5.2).
  23.4    Consent of Bryan Cave LLP (contained in Exhibit 5.3).***
  24.1    Power of Attorney.***
  25.1    Statement of Eligibility under the Trust Indenture Act of
          1939, as amended, of Senior Trustee, as Trustee under the Senior Indenture.***
  25.2    Statement of Eligibility under the Trust Indenture Act of
          1939, as amended, of Subordinated Trustee, as Trustee under the Subordinated Indenture.**
  25.3    Statement of Eligibility under the Trust Indenture Act of
          1939, as amended, of The Bank of New York, as Trustee under the Junior Subordinated Indenture.***
  25.4    Statement of Eligibility under the Trust Indenture Act of
          1939, as amended, of The Bank of New York, as Guarantee
          Trustee of the Preferred Securities Guarantee of RGA for the benefit of the holders of Preferred Securities of RGA
          Capital Trust III.***
  25.5    Statement of Eligibility under the Trust Indenture Act of
          1939, as amended, of The Bank of New York, as Guarantee
          Trustee of the Preferred Securities Guarantee of RGA for the benefit of the holders of the Preferred Securities of RGA
          Capital Trust IV.***

  25.6    Statement of Eligibility under the Trust Indenture Act of
          1939, as amended, of The Bank of New York, as Property
          Trustee under the Amended and Restated Trust Agreement of
          RGA Capital Trust III.***
  25.7    Statement of Eligibility under the Trust Indenture Act of
          1939, as amended, of The Bank of New York, as Property
          Trustee under the Amended and Restated Trust Agreement of
          RGA Capital Trust IV.***

---------------

  * Indicates document to be filed as an exhibit to a report on Form 8-K or Form 10-Q pursuant to Item 601 of Regulation S-K and incorporated herein by reference.

 ** To be filed separately pursuant to Section 305(b)(2) of the Trust Indenture
    Act of 1939, as amended.

*** Previously filed.

ITEM 17.  UNDERTAKINGS.

     (a) The undersigned registrants hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with the Securities and Exchange Commission by the registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of Reinsurance Group of America, Incorporated's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their respective counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (d) If the securities registered are to be offered at competitive bidding, the undersigned registrants hereby undertake: (1) to use their respective best efforts to distribute prior to the opening of bids, to prospective bidders, underwriters, and dealers, a reasonable number of copies of a prospectus which at that time meets the requirements of Section 10(a) of the Act, and relating to the securities offered at competitive bidding, as contained in the registration statement, together with any supplements thereto, and (2) to file an amendment to the registration statement reflecting the results of bidding, the terms of the reoffering and related matters to the extent required by the applicable form, not later than the first use, authorized by the issuer after the opening of bids, of a prospectus relating to the securities offered at competitive bidding, unless no further public offering of such securities by the issuer and no reoffering of such securities by the purchasers is proposed to be made.

     (e) The undersigned registrants hereby undertake:

          (1) That for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (f) The undersigned registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee under subsection (a) of Section 310 of the Trust Indenture Act (the "Act") in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Reinsurance Group of America, Incorporated certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in St. Louis, Missouri, on October 16, 2003.


                                          REINSURANCE GROUP OF AMERICA,
                                          INCORPORATED

                                          By:        /s/ JACK B. LAY
                                            ------------------------------------
                                                        Jack B. Lay
                                                Executive Vice President and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant in the capacities indicated and on the dates indicated.


              SIGNATURES                               TITLE                       DATE
              ----------                               -----                       ----

        /s/ STEWART G. NAGLER*               Chairman of the Board and       October 16, 2003
--------------------------------------               Director
          Stewart G. Nagler


        /s/ A. GREIG WOODRING*              President, Chief Executive       October 16, 2003
--------------------------------------         Officer and Director
          A. Greig Woodring


         /s/ J. CLIFF EASON*                         Director                October 16, 2003
--------------------------------------
            J. Cliff Eason


       /s/ STUART I. GREENBAUM*                      Director                October 16, 2003
--------------------------------------
         Stuart I. Greenbaum


         /s/ JOSEPH A. REALI*                        Director                October 16, 2003
--------------------------------------
           Joseph A. Reali


      /s/ WILLIAM A. PECK, M.D.*                     Director                October 16, 2003
--------------------------------------
        William A. Peck, M.D.


        /s/ ALAN C. HENDERSON*                       Director                October 16, 2003
--------------------------------------
          Alan C. Henderson


           /s/ JACK B. LAY                 Executive Vice President and      October 16, 2003
--------------------------------------        Chief Financial Officer
             Jack B. Lay                     (Principal Financial and
                                                Accounting Officer)


 By:           /s/ JACK B. LAY
        ------------------------------
                 Jack B. Lay
               Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, RGA Capital Trust III and RGA Capital Trust IV certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in St. Louis, Missouri, on October 16, 2003.


                                          RGA CAPITAL TRUST III

                                          By: Reinsurance Group of America,
                                              Incorporated,
                                            as Depositor

                                              By:     /s/ JACK B. LAY
                                              ----------------------------------
                                                         Jack B. Lay
                                                 Executive Vice President and
                                                   Chief Financial Officer

                                          RGA CAPITAL TRUST IV

                                          By: Reinsurance Group of America,
                                              Incorporated,
                                            as Depositor

                                              By:     /s/ JACK B. LAY
                                              ----------------------------------
                                                         Jack B. Lay
                                                 Executive Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX


  1.1          Form of Underwriting Agreement (Debt).*
  1.2          Form of Underwriting Agreement (Equity or Depositary
               Shares).*
  1.3          Form of Underwriting Agreement (Preferred Securities).*
  1.4          Form of Underwriting Agreement (Purchase Contracts).*
  1.5          Form of Underwriting Agreement (Units).*
  1.6          Form of Underwriting Agreement (Warrants).*
  3.1          Second Restated Articles of Incorporation of RGA
               (incorporated by reference to Exhibit 3.1 to Post-Effective
               Amendment No. 2 to the Registration Statements on Form S-3/A
               (File Nos. 333-55304, 333-55304-01 and 333-55304-02), filed on September 6, 2001).
  3.2 ByLaws, as amended (incorporated by reference to the registrant's quarterly report on Form 10-Q for the quarter ended September 30, 2000 (File No. 1-11848)), at the corresponding exhibit.
  4.1 Senior Indenture, dated as of December 19, 2001, between RGA and The Bank of New York, as Trustee.***
  4.2          Form of Subordinated Indenture.***
  4.3          Junior Subordinated Indenture, dated as of December 18,
               2001, between RGA and The Bank of New York, as Trustee.***
  4.4 Form of Purchase Contract Agreement and Units (including form of related security certificate).*
  4.5          Form of Pledge Agreement for Purchase Contract and Units.*
  4.6          Certificate of Trust of RGA Capital Trust III.***
  4.7          Trust Agreement of RGA Capital Trust III.***
  4.8          Certificate of Trust of RGA Capital Trust IV.***
  4.9          Trust Agreement of RGA Capital Trust IV.***
  4.10         Form of Amended and Restated Trust Agreement of RGA Capital
               Trust III (including the form of preferred securities).*
  4.11         Form of Amended and Restated Trust Agreement of RGA Capital
               Trust IV (including the form of preferred securities).*
  4.12         Form of Preferred Securities Guarantee Agreement
               (incorporated by reference to Exhibit 4.15 to the Registrant's registration statement on Form S-3 (No.
               333-55304), filed with the SEC on February 9, 2001).
  4.13         Form of Senior Debt Security.*
  4.14         Form of Subordinated Debt Security.*
  4.15         Form of Junior Senior Debt Security.*
  4.16 Form of Preferred Stock -- Any amendment to RGA's Articles of Incorporation authorizing the creation of any series of Preferred Stock or Depositary Shares representing such shares of Preferred Stock setting forth the rights, preferences and designations thereof will be filed as an exhibit subsequently included or incorporated by reference herein.
  4.17 Form of Deposit Agreement for Depositary Shares (including form of depositary receipt).*
  4.18 Form of Warrant Agreement of RGA (including form of warrant certificate).*
  4.19 Form of Unit Agreement of RGA (including form of unit certificate).*
  5.1          Opinion of James E. Sherman, Esq.***
  5.2          Opinion of Richards, Layton & Finger, P.A.
  5.3          Opinion of Bryan Cave LLP.***
 12.1          Computation of Ratios of Earnings to Fixed Charges and
               Ratios of Earnings to Combined Fixed Charges and Preference
               Dividends.***
 23.1          Consent of Deloitte and Touche LLP.***
 23.2          Consent of James E. Sherman, Esq. (contained in Exhibit
               5.1).***
 23.3          Consent of Richards, Layton & Finger, P.A. (contained in
               Exhibit 5.2).
 23.4          Consent of Bryan Cave LLP (contained in Exhibit 5.3).***

 24.1          Power of Attorney.***
 25.1          Statement of Eligibility under the Trust Indenture Act of
               1939, as amended, of Senior Trustee, as Trustee under the Senior Indenture.***
 25.2          Statement of Eligibility under the Trust Indenture Act of
               1939, as amended, of Subordinated Trustee, as Trustee under the Subordinated Indenture.**
 25.3          Statement of Eligibility under the Trust Indenture Act of
               1939, as amended, of The Bank of New York, as Trustee under the Junior Subordinated Indenture.***
 25.4          Statement of Eligibility under the Trust Indenture Act of
               1939, as amended, of The Bank of New York, as Guarantee
               Trustee of the Preferred Securities Guarantee of RGA for the benefit of the holders of Preferred Securities of RGA
               Capital Trust III.***
 25.5          Statement of Eligibility under the Trust Indenture Act of
               1939, as amended, of The Bank of New York, as Guarantee
               Trustee of the Preferred Securities Guarantee of RGA for the benefit of the holders of the Preferred Securities of RGA
               Capital Trust IV.***
 25.6          Statement of Eligibility under the Trust Indenture Act of
               1939, as amended, of The Bank of New York, as Property
               Trustee under the Amended and Restated Trust Agreement of
               RGA Capital Trust III.***
 25.7          Statement of Eligibility under the Trust Indenture Act of
               1939, as amended, of The Bank of New York, as Property
               Trustee under the Amended and Restated Trust Agreement of
               RGA Capital Trust IV.***

---------------

  * Indicates document to be filed as an exhibit to a report on Form 8-K or Form 10-Q pursuant to Item 601 of Regulation S-K and incorporated herein by reference.

 ** To be filed separately pursuant to Section 305(b)(2) of the Trust Indenture
    Act of 1939, as amended.

*** Previously filed.